SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant    |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               MOVIE GALLERY, INC.

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:

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        2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)       Total fee paid:

         -----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

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         2)       Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         3)       Filing Party:

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         4)       Date Filed:

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


                               MOVIE GALLERY, INC.

                               739 W. Main Street
                              Dothan, Alabama 36301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held On Friday, June 13, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Movie Gallery, Inc. (the "Company") will be held at the Ritz-Carlton--Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia 30326 on Friday, June 13, 1997 at 10:00 a.m. (Eastern Time) for the following purposes:

          (1) To elect members of the Board of Directors to serve until the next annual meeting of stockholders;

          (2) To approve an amendment to the Company's 1994 Stock Plan, as amended, to increase from 1,750,000 to 2,250,000 the number of shares available for grant; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

          These items are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 25, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only stockholders at the close of business on the record date are entitled to vote at the meeting.

          Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

                                      By Order of the Board of Directors,

                                      /s/ S. Page Todd
                                      S. Page Todd
                                      Senior Vice President,
                                      General Counsel and Secretary

Dothan Alabama
May 14, 1997

                               MOVIE GALLERY, INC.

                               739 W. Main Street
                              Dothan, Alabama 36301

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 13, 1997

                                 PROXY STATEMENT

                                  INTRODUCTION

           This Proxy Statement is furnished to the stockholders of Movie Gallery, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Stockholders of the Company to be held on June 13, 1997, and at any and all adjournments thereof (the "Annual Meeting").

           A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" (i) the election of management's nominees for the Board of Directors; and (ii) the amendment of the Company's 1994 Stock Plan to increase from 1,750,000 to 2,250,000 the number of shares available for grant. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

           Any proxy given may be revoked at any time prior to its exercise by filing with S. Page Todd, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such stockholder so desires.

           It is contemplated that the solicitation of proxies will be made primarily by mail. Should it, however, appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following-up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares eligible to vote at the Annual Meeting and will reimburse them for their expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 14, 1997.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

           Only holders of record of the Company's voting securities at the close of business on April 25, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding 13,420,791 shares of the Company's Common Stock ("Common Stock"), the holders of which are entitled to vote at the Annual Meeting. Each share of Common Stock that was issued and outstanding as of the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

           Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that each properly executed unrevoked proxy will be voted for the six management nominees for the Board of Directors in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for one or more of such nominees will result in the respective nominees receiving fewer votes.

           Abstentions may be specified as to all proposals to be brought before the Annual Meeting, other than the election of directors. Approval of each of the proposals to be brought before the Annual Meeting (not including the election of directors) will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. As to the proposals, if a stockholder abstains from voting on a proposal it will have the effect of a negative vote on that proposal, but if a broker indicates that it does not have authority to vote certain shares, those votes will not be considered as shares present and entitled to vote at the Annual Meeting with respect to that proposal and, therefore, will have no effect on the outcome of the vote.

           The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 25, 1997 by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock and as to the number of shares beneficially owned by (i) each director of the Company, (ii) the Chief Executive Officer and each of the five other current or former executive officers of the Company named in the Summary Compensation Table under the heading "Compensation of Directors and Executive Officers" (the "Named Executive Officers") and (iii) all directors and executive officers as a group. The Company believes that, unless otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock they own.

                                         Number of          Percentage
                                         Shares of              of
Name and Address (1)                   Common Stock         Outstanding
-----------------------------------------------------------------------
Joe Thomas Malugen (2)..................2,690,400  (3)        20.0%
H. Harrison Parrish (4).................2,689,448  (5)        20.0
Strong Capital Management, Inc..........2,434,350  (6)        18.1
Richard S. Strong
100 Heritage Reserve
Menomonee Falls, Wisconsin  53051
Joseph F. Troy..........................   110,000  (7)         *
William B. Snow.........................   105,000  (8)         *
Sanford C. Sigoloff.....................    90,000  (9)         *
Philip B. Smith.........................    86,000  (9)         *
S. Page Todd............................    41,890 (10)         *
J. Steven Roy...........................    30,400 (11)         *
Charles J. Wyse (12)....................    15,000 (13)         *
All executive officers and directors
  as a group (13 persons)............... 5,875,038 (14)       42.3
                                       2

---------------
*     Less than 1%.
 (1) Unless otherwise noted, the address for all persons listed is c/o the Company at 739 W. Main Street, Dothan, Alabama 36301.
 (2) Mr. Malugen is the Chairman of the Board and Chief Executive Officer of the Company.
 (3)  Includes 2,900 shares for which Mr. Malugen disclaims beneficial ownership.
 (4)  Mr. Parrish is a Director and the President of the Company.
 (5) Includes 18 shares held as custodian for his daughter and 260 shares held by his spouse.
 (6) Based upon the information in a Schedule 13G filed with the SEC on January 13, 1997. At the time of such filing, Strong Discovery Fund owned 710,000 shares, or 5.3% of the outstanding securities at that time.
 (7) Represents shares which are not outstanding but are subject to currently exercisable options.
 (8) Includes 85,000 shares which are not outstanding but are subject to currently exercisable options.
 (9) Includes 85,000 shares which are not outstanding but are subject to currently exercisable stock options.
(10) Includes 36,250 shares which are not outstanding but are subject to currently exercisable stock options and excludes 58,750 shares which are subject to options that are not currently exercisable.
(11)  Includes  30,000  shares  which are not  outstanding  but are  subject  to
      currently   exercisable  stock  options   (including  those  which  become
      exercisable within sixty days) and excludes 45,000 shares which are subject to options that are not currently exercisable.
(12)  Mr. Wyse resigned as Chief Operating Officer in March 1997.
(13) Based upon information reported to the Company in February 1997. Includes 10,000 shares which are not outstanding but are subject to currently exercisable stock options.
(14) Includes 461,251 shares which are not outstanding but are subject to currently exercisable options and excludes 253,749 shares which are subject to options that are not currently exercisable. Does not include any holdings of Mr.Wyse.



                              ELECTION OF DIRECTORS

Nominees

    Directors are elected at each annual meeting of the stockholders and hold office until their respective successors are elected and qualified. The Board of Directors believes that the election to the Board of Directors of the persons identified below, all of whom are currently serving as Directors of the Company and have consented to continue to serve if elected, would be in the best interests of the Company. The names of such nominees and certain biographical information about them are set forth below:

          Joe Thomas Malugen, age 45, co-founded the Company in 1985 and since that time, has been its Chairman of the Board and Chief Executive Officer. Prior to the Company's initial public offering of Common Stock in August 1994, Mr. Malugen had been a practicing attorney in the States of Alabama and Missouri since 1978, but spent a majority of his time managing the operations of the Company beginning in early 1992. Mr. Malugen received a B.S. degree in Business Administration from the University of Missouri-Columbia, his J.D. from Cumberland Law School, Samford University and his L.L.M. (in Taxation) from New York University Law School.

           H. Harrison Parrish, age 49, co-founded the Company in 1985 and since that time, has been President and a Director of the Company. From December 1988 until January 1992, Mr. Parrish was Vice President of Deltacom, Inc., a regional long distance telephone provider. Mr. Parrish received a B.A. degree in Business Administration from the University of Alabama.

           William B. Snow, age 65, was elected Vice Chairman of the Board in July 1994, and he served as Chief Financial Officer from July 1994 until May 1996. Mr. Snow entered into a two-year consulting agreement with the Company commencing January 1, 1997. Mr. Snow was the Executive Vice President and Chief Financial Officer and a Director of Consolidated Stores Corporation, a publicly-held specialty retailer, from 1985 until he retired in June 1994. Mr. Snow is a member of the Board of Directors of Action Industries, Inc., a publicly-held company. Mr. Snow is a Certified Public Accountant, and he received his Masters in Business Administration from the Kellogg Graduate School of Management at Northwestern University and his Masters in Taxation from DePaul University.

           Sanford C. Sigoloff, age 66, became a director of the Company in September 1994. Since 1989, Mr. Sigoloff has been Chairman of the Board, President and Chief Executive Officer of Sigoloff & Associates, Inc., a management consulting company. In August 1989, LJ Hooker Corporation, a client of Sigoloff & Associates, Inc., appointed Mr. Sigoloff to act as its Chief Executive Officer during its reorganization under Chapter 11 of the United States Bankruptcy Code. From March 1982 until 1988, Mr. Sigoloff was Chairman of the Board, President, and Chief Executive Officer of Wickes Companies, Inc., one of the largest retailers in the United States. Mr. Sigoloff is a director of the following publicly-held corporations: ChatCom, Inc.; Digital Video Systems, Inc.; Kaufman and Broad Home Corporation; SunAmerica, Inc. and Wickes plc-London, England. In addition, Mr. Sigoloff is an adjunct full professor at the John E. Anderson Graduate School of Management at the University of California at Los Angeles.

          Philip B. Smith, age 61, became a director of the Company in September 1994. Mr. Smith has been a Vice Chairman of the Board of Spencer Trask Securities Incorporated since 1991. He was formerly a Managing Director of
Prudential Securities in its merchant bank. Mr. Smith is a founding General Partner of Lawrence Venture Associates, a venture capital limited partnership headquartered in New York City. From 1981 to 1984, he served as Executive Vice President and Group Executive of the worldwide corporations group at Irving Trust Company. Prior to joining Irving Trust Company, he was at Citibank for 15 years, where he founded Citicorp Venture Capital as President and Chief Executive Officer. Since 1988 he has also been the managing general partner of Private Equity Partnership, L.P. Mr. Smith is a director of ChatCom, Inc.; DenAmerica Corp. (formerly American Family Restaurants, Inc.); Digital Video Systems, Inc. and KLS EnviroResources, Inc., publicly-held companies. Mr. Smith is an adjunct professor at Columbia University Graduate School of Business.

           Joseph F. Troy, age 58, became a director of the Company in September 1994. Mr. Troy is the founder and has been a member of the law firm of Troy & Gould Professional Corporation since May 1970. He is a director of Digital Video Systems, Inc., a publicly-held company.

           The shares of each properly executed unrevoked proxy will be voted FOR the election of all of the above named nominees unless the stockholder executing such proxy indicates that the proxy shall not be voted for all or any one of the nominees. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the Board of Directors. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

Meetings; Attendance; Committees

           The Board of Directors of the Company held four meetings during the fiscal year ended January 5, 1997. Each director during the past fiscal year attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended January 5, 1997, with the exception of Mr. Sigoloff, who missed two board meetings and four committee meetings due to illness.

          The Board of Directors of the Company has an Audit Committee. The members of the Audit Committee currently are Messrs. Sigoloff, Smith and Troy. The Audit Committee met twelve times during the last fiscal year. The duties of the Audit Committee are to review and act or report to the Board of Directors with respect to various audit and accounting matters, including the annual audits of the Company (and their scope), the annual selection of the independent auditors of the Company, the nature of the services to be performed by and the fees to be paid to the independent auditors of the Company, and the rendering of "fairness" determinations concerning transactions between the Company and its directors and officers.

          The Compensation Committee consists of Messrs. Sigoloff, Smith and Troy. The Compensation Committee held one meeting during the fiscal year ended January 5, 1997.

           The Board of Directors does not have a Nominating Committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

           The following table sets forth the compensation for services in all capacities to the Company for the fiscal year ended January 5, 1997 and the fiscal years ended December 31, 1995 and 1994 for the Chief Executive Officer of the Company and the five highest paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively referred to as the "Named Executives"):


                           Summary Compensation Table

                                                          Annual                              Long-Term
                                                       Compensation                      Compensation Awards
                                                      ________________                        Shares of
                                                                              Other          Common Stock
                                      Period                                  Annual          Underlying         All Other
 Name and Principal Position           Ended          Salary     Bonus    Compensation         Options         Compensation
_________________________        _______________      ________   _____    ____________       _____________     ____________
Joe Thomas Malugen               January 5, 1997     $200,000   $             24,000(1)              --       $
   Chairman and                  December 31, 1995    200,000        --       24,000(1)              --                 --
   Chief Executive Officer       December 31, 1994    144,167    31,500              --              --
                                                                     --                                           94,000(2)
                                                                                                               1,750,000(2)

H. Harrison Parrish              January 5, 1997      200,000                 24,000(1)              --               --
   President and Director        December 31, 1995    200,000        --       24,000(1)              --
                                 December 31, 1994    132,762    28,036              --              --           94,000(2)
                                                                332,500                                        1,750,000(2)
William B. Snow(3)               January 5, 1997      176,923        --       12,000(1)        50,000(4)               --
  Vice Chairman of the Board     December 31, 1995    200,000        --       24,000(1)        10,000(4)               --
   and Consultant

Charles J. Wyse                  January 5, 1997      149,385    17,500       11,000(1)              --                --
   Chief Operating Officer(5)    December 31, 1995     56,615        --       12,521(6)        50,000(7)               --

J. Steven Roy(3)                 January 5, 1997      122,885    28,525        5,500(1)        25,000(8)               --
  Senior Vice President and      December 31, 1995     57,692     8,650        7,581(9)        50,000(10)              --
   Chief Financial Officer

S. Page Todd                     January 5, 1997      110,577    21,250        3,500(1)        20,000(8)               --
   Senior Vice President,        December 31, 1995    100,500    15,800              --        25,000(11)              --
   Secretary and General Counsel

---------------
 (1) Automobile allowance.
 (2) S Corporation distributions.
 (3) Mr. Snow served as Chief Financial Officer of the Company until May 1996 and was succeeded by Mr. Roy.
 (4) These options were awarded under the Company's 1994 Stock Option Plan, as amended, and were fully vested on the date of grant.
 (5) Mr. Wyse resigned as Chief Operating Officer in March 1997.
 (6) Includes $5,000 automobile allowance and $7,521 relocation allowance.
 (7) Includes options granted under the Company's 1994 Stock Option Plan, as amended, 10,000 of which became exercisable prior to his resignation from the Company.
 (8) Includes options granted under the Company's 1994 Stock Option Plan, as amended, which become exercisable in five equal annual installments, the first of which will commence on the first anniversary of the date of grant.
 (9) Includes $3,500 automobile allowance and $4,081 relocation allowance.
(10) Includes options granted under the Company's 1994 Stock Option Plan, as amended, which become exercisable in five equal annual installments, the first of which commenced on the date of grant.
(11) Includes options granted under the Company's 1994 Stock Option Plan, as amended, which become exercisable in four equal annual installments, the first of which commenced on the first anniversary of the date of grant.

           Director Compensation. Members of the Board of Directors who are not officers of the Company receive an annual fee of $12,000 and receive fees of $1,000 for each Board meeting and $500 for each committee meeting that they attend. The Company has granted, at or above the fair market value of the Common Stock on the date of the grant, vested options to purchase 85,000 shares of Common Stock to each of Messrs. Sigoloff and Smith and vested options to purchase 110,000 shares of Common Stock to Mr. Troy.

           Employment and Consulting Arrangements. Messrs. Malugen and Parrish have entered into two-year employment agreements with the Company, effective August 1994, which will be automatically renewed annually unless notice is delivered by either party six months prior to the end of the term. Under the terms of the agreements, Messrs. Malugen and Parrish receive an annual salary of $200,000 and, beginning in 1995, became eligible to receive a bonus in an amount to be determined annually by the Board of Directors. In the event of the death of either Mr. Malugen or Mr. Parrish, his legal representative will be entitled to receive compensation through the last day of the calendar month in which his death occurred and a $50,000 payment. If either Mr. Malugen or Mr. Parrish becomes disabled such that he is unable to perform his duties under his Employment Agreement, he shall be entitled to receive 100% of his salary for a 90 day period. In addition to salary and bonus, the Company is required to provide each of Messrs. Malugen and Parrish with a monthly car allowance of $2,000. Mr. Snow has entered into a two-year consulting agreement with the Company, effective January 1, 1997. Under the terms of Mr. Snow's agreement, he will receive a consulting fee of $60,000 per year. In the event of his death or permanent disability, the agreement shall immediately terminate. None of the remaining Named Executives have employment agreements with the Company.

           Stock Options. The following tables set forth certain information with respect to stock options granted by the Company to the Named Executives during the fiscal year ended January 5, 1997, stock option exercises during that year and the value of unexercised stock options at that year's end.

                               OPTION GRANT TABLE

           Option Grants during the Fiscal Year ended January 5, 1997


                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                                                      Annual Rates of Stock
                                                                                      Price Appreciation for
                                       Individual Grants                              Option Term
                  -------------------------------------------------------------   -------------------------
                      Number of
                      Shares of       % of Total
                    Common Stock        Options
                     Underlying       Granted to       Exercise
                       Options       Employees in        Price       Expiration
    Name               Granted        Fiscal Year      ($/Sh)(3)        Date         5%            10%
---------------   ----------------  --------------   ------------   ------------ -----------    ---------

William B. Snow       15,000(1)          4.48%          $14.00        10/31/2006 $132,067      $334,685
J. Steven Roy         25,000(2)          7.47            14.00        10/31/2006  220,111       557,809
S. Page Todd          20,000(2)          5.98            14.00        10/31/2006  176,089       446,247

---------------
(1) These options were granted either "at or above market" and were fully vested on the date of grant.
(2) These options were granted "at or above market" on the date of grant and first become exercisable on the first anniversary of the grant date, with 20% of the underlying shares becoming exercisable at that time, an additional 20% of the option shares becoming exercisable on each successive anniversary date, and full vesting on the fifth anniversary date. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(3) The exercise price and tax withholding related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions. Under the terms of the Company's stock incentive plan, the stock option committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.


                    OPTION EXERCISES AND YEAR-END VALUE TABLE

                 Aggregated Option Exercises in Last Fiscal Year
                           and Year-End Option Values

                                                       Number of Shares
                                                        of Common Stock
                                                         Underlying        Value of Unexercised
                                                         Unexercised          In-the-money
                                                          Options at           Options at
                         Shares                            Year-End            Year-End(1)
                       Acquired on         Value       --------------      -------------------
        Name            Exercise          Realized       Exercisable/            Exercisable/
                                                        Unexercisable           Unexercisable
------------------ ---------------   ---------------   --------------     -------------------
William B. Snow           --                --          85,000/0                  $0/0
Charles Wyse(2)           --                --          10,000/40,000              0/0
J. Steven Roy             --                --          20,000/55,000              0/0
S. Page Todd              --                --          36,250/58,750              0/0

-----------------
(1) Market value of underlying securities at year-end, minus the exercise price of "in-the-money" options.

(2)   Mr. Wyse resigned as the Company's Chief Operating Officer in March 1997.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

           Sanford C. Sigoloff, Philip B. Smith and Joseph F. Troy served as members of the Compensation Committee of the Company's Board of Directors for the fiscal year ended January 5, 1997. Mr. Troy, who is a Director of the Company and also a member of its Executive and Audit Committees is a member of the law firm of Troy & Gould Professional Corporation ("Troy & Gould"). During the fiscal year ended January 5, 1997, the Company paid Troy & Gould approximately $260,000 for legal services rendered.

           Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 10 hereof shall not be incorporated by reference into any of such filings.


           JOINT REPORT OF THE BOARD OF DIRECTORS AND THE STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

          Messrs. Malugen and Parrish have written employment agreements and these agreements were entered into by the Company prior to its initial public offering in August 1994. Neither Mr. Malugen nor Mr. Parrish were paid a bonus under their employment agreements for the fiscal year ended January 5, 1997. They are eligible to receive a bonus for the current fiscal year in an amount to be determined by the Board of Directors.

           Bonuses were paid to all of the executive officers of the Company for the fiscal year ended January 5, 1997, except for Messrs. Malugen, Parrish and Snow, who received no bonuses. The amount of these bonuses was determined on a quarterly basis by Messrs. Malugen and Parrish based upon the performance of the Company for each fiscal quarter, primarily sales and net income as compared to budget, as well as a review of the performance of each executive officer. The payment of bonuses and the general performance criteria were reviewed by the Board of Directors, who delegated to Messrs. Malugen and Parrish the authority to fix bonuses for each executive officer of the Company, other than themselves.

           The base compensation for each of the executive officers was fixed at the time of their employment by the Company or, as to Messrs. Malugen and Parish, at the time of execution of their respective employment agreements. No increases in base compensation have been approved. The Board of Directors or the Compensation Committee will review the base compensation and bonus arrangements for the current fiscal year with respect to each executive officer.

           The Company believes that equity ownership by executive officers provides incentive to build stockholder value and align the interests of executive officers with the interests of stockholders. Upon hiring executive officers and other key employees, the administrator of the Stock Option Plan (currently the entire Board of Directors and hereinafter "Plan Administrator") will typically recommend stock option grants to those persons under the Stock Option Plan, subject to applicable vesting periods. Thereafter, the Plan
Administrator will consider awarding grants, usually on an annual basis. The Board of Directors believes that these additional annual grants will provide incentive for executive officers to remain with the Company. Options will be granted at or above the market price of the Company's Common Stock on the date of grant and, consequently, will have value only if the price of the Company's Common Stock increases over the exercise price. The size of the initial grant will usually be determined based upon prior grants to other executive officers and key employees. In determining the size of the periodic grants, the Plan Administrator will consider various factors, including the amount of any prior option grants, the executive's or employee's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

           The foregoing report on executive compensation is provided by the following directors:

                               Board of Directors

                               Joe Thomas Malugen

                               H. Harrison Parrish

                                 William B. Snow

                               Sanford C. Sigoloff

                                 Philip B. Smith

                                 Joseph F. Troy

                               COMPANY PERFORMANCE

           The following graph sets forth a comparison of cumulative total returns for the Company, the NASDAQ Market Value Index and a peer group index for the period during which the Company's Common Stock has been registered under
Section 12 of the Exchange  Act. The peer group index  consists of all companies
(i) that have the same Standard Industrial Classification industry number as the Company and (ii) whose securities have been registered under the Exchange Act during the period covered by the performance graph.


                      Comparison of Cumulative Total Return

[Graphic line chart representing the following values:]
                                           NASDAQ
             Movie Gallery, Inc.       U. S. Companies        Peer Group
             -------------------       ---------------      -------------
    8/2/94         100                      100                 100
    9/30/94        138                      106                 109
   12/30/94        173                      104                 109
    3/31/95        179                      114                 108
    6/30/95        234                      130                 119
    9/29/95        285                      146                 131
   12/29/95        203                      148                 125
    3/29/96        168                      155                 138
    6/28/96        140                      167                 145
    9/30/96         87                      173                 154
   12/31/96         87                      182                 151



           The graph assumes that the value of the investment in the Company's Common Stock, the NASDAQ Market Index and the peer group of companies each was $100 on August 2, 1994 and that all dividends were reinvested.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The Company leases approximately 6,500 square feet out of a total of 23,000 square feet of corporate office space from Messrs. Malugen and Parrish. On June 1, 1994, the Company entered into a three-year lease (with two two-year options) with respect to such space, which provides for monthly rental payments of $3,650. The terms of the lease were not negotiated at arm's length, but the Company believes that they are fair and reasonable and are comparable to those which could have been obtained from a nonaffiliated third party. For the fiscal year ended January 5, 1997, the total amount of lease payments made by the Company to Messrs. Malugen and Parrish was $43,800.

           During the fiscal year ended January 5, 1997, the Company paid Troy & Gould approximately $260,000 for legal services rendered. Mr. Troy is a member of that law firm.

           During the fiscal year ended January 5, 1997, the Company paid Todd & Sons $94,340 for certain store supplies and promotional materials. In addition, Sight & Sound, the Company's primarily supplier of videocassettes and video games, paid Todd & Sons, at the direction of the Company, an aggregate of $17,551 for promotional items using funds allocated to the Company by Sight & Sound as cooperative advertising credits. The Company generally purchases materials, and causes Sight & Sound to purchase materials, from Todd & Sons only when its prices are equal to or less than prices available from unaffiliated third parties, and often materials are purchased from Todd & Sons only after competitive bidding. Todd & Sons is owned by the brothers of Mr. Todd.

           The  Company  and Messrs.  Malugen  and  Parrish  entered  into a Tax
Indemnification Agreement with respect to the Company's status as an S corporation prior to the Company's initial public offering in August 1994. Pursuant to that agreement, the Company is obligated to indemnify each of them for any federal or state income tax liability they may incur on any increase in taxable income resulting from a final determination of any adjustment with respect to the Company's income or deductions from April 1992 through the termination of the Company's S corporation status in August 1994 (the "S Period"). Pursuant to this agreement, the Company paid Messrs. Malugen and Parrish an aggregate of $51,083 in early 1997 as a final settlement of federal tax liability from the "S Period" as a result of an Internal Revenue Service
Examination which was resolved in 1996. In addition, the Company remains obligated to indemnify Messrs. Malugen and Parrish for any state income taxes they must pay in connection with the Company's status as an S corporation.

          The Company has entered into separate but identical indemnity agreements (the "Indemnity Agreements") with each director of the Company (the "Indemnities"). The Indemnity Agreements provide that the Company will indemnify each Indemnitee to the fullest extent authorized or permitted by law against payment of and liability for any and all expenses actually and reasonably incurred by the Indemnitee, including, but not limited to, judgments, fines, settlements and expenses of defense, payable by reason of the fact that the Indemnitee is or was a director and/or officer of the Company or is or was serving, at the request of the Company, as a director, officer, employee or agent of another corporation, provided it is determined that the Indemnitee acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. The Indemnity Agreements also provide that all costs and expenses incurred by the Indemnitee in defending or investigating such claim shall be paid by the Company unless the Company, independent legal counsel or the stockholders of the Company determine that: (i) the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company; (ii) in the case of any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful; or (iii) the Indemnitee intentionally breached his duty to the Company or its stockholders.

           The Company believes that the terms of all transactions described above are no less favorable than terms that could have been obtained from third parties. All transactions between the Company and its officers or directors are subject to the approval by a majority of the disinterested members of the Board of Directors.

             AMENDMENT TO THE COMPANY'S 1994 STOCK PLAN, AS AMENDED
              TO INCREASE THE NUMBER OF SHARES COVERED BY THE PLAN

           The Board of Directors has approved, and has voted to recommend to the stockholders that they approve, an amendment to the Company's 1994 Stock Plan, as amended (the "Plan") to increase the number of shares of Common Stock that may be issued upon the exercise of options provided under the Plan from 1,750,000 shares to 2,250,000 shares. It is proposed that Section 4 of the Plan be amended to provide as follows:

              "4. Stock Subject to Plan. There shall be reserved for issuance under the Plan 2,250,000 shares of Common Stock of the Company ("Stock") or the number of shares of Stock, which, in accordance with the provisions of Section 13 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option or stock appreciation right granted under the Plan shall expire or terminate for any reason without having been exercised in full, shares subject to the unexercised portion thereof shall again be available for the purposes of the Plan."


           The Board of Directors believes that its existing stock option plan has played, and will continue to play, a major role in enabling the Company to attract certain officers, directors and other key employees. Options granted to such individuals provide them with long-term incentives that are consistent with the Company's compensation policy of providing compensation that is closely related to the performance of the Company. As of the date of this Proxy Statement, approximately 170,000 options remained available for grant under the Plan. To allow the Company to continue to obtain the benefit of incentives available under the Plan, the Company's Board of Directors has adopted and recommended for submission to the stockholders for their approval a proposal to increase the number of shares that may be issued upon the exercise of options granted under the Plan. Pursuant to Section 16 of the Plan, this increase must be approved by the affirmative vote of a majority of the shares of the Company's Common Stock represented in person or by proxy and voting at the Annual Meeting, assuming that a quorum is present.

           The following table sets forth, with respect to the Named Executives, all current executive officers as a group, all current non-employee directors as a group and all nonexecutive officers and employees as a group, the number of shares of Common Stock subject to options granted under the Plan as of April 25, 1997 and the average per-share exercise price of such options.

                                                                        Options Granted

                                                            ----------------------------------
                                                              Number of           Average
       Name of Individual                                   Shares Subject       Per-Share
       or Identity of Group                                   to Options     Exercise Price(1)
----------------------------------------------------        --------------   -----------------
Joe Thomas Malugen                                                    0       $           0
H. Harrison Parrish                                                   0                   0
William B. Snow                                                  85,000               15.33
J. Steven Roy                                                    75,000               24.42
S. Page Todd                                                     95,000               22.41
Executive Officer group (10 persons)                            435,000               19.46
Non-employee director group (3 persons)                         280,000               17.13
Non-executive officers and employee group (190 persons)         589,850               20.82

--------------------
(1) These amounts are based on a weighted average exercise price that is obtained by multiplying all options by their exercise price and then dividing by the total number of options for such category. The closing price of the Common Stock issuable upon the exercise of options under the Plan as of April 25, 1997 was $5.50 per share.

           The following is a summary of the Plan.

           General. The Plan Administrator has the authority to grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonstatutory stock options, stock appreciation rights and other incentive grants. The Plan provides that options may be granted thereunder to key employees, officers, directors or other persons providing significant services to the Company.

           Administration. The Plan provides that it shall be administered by a committee established by the Board of Directors comprised of two or more "Non-Employee Directors" of the Board, as defined in Rule 16b-3 under the Exchange Act or any successor rule thereto, or by the full Board.

           Terms of Grants. The terms of grants of options, stock appreciation rights ("SARs"), shares of restricted stock or stock bonuses under the Plan are determined by the Plan Administrator. Each grant of an option, SAR or restricted stock is evidenced by a stock option agreement, stock appreciation right agreement or restricted stock agreement. Grants are also subject to the following terms and conditions:

                  (a) Stock Options. The term of each option and the manner in which it may be exercised are determined by the Plan Administrator; provided, however, that no option may be exercisable more than ten years after the date of grant or, in the case of an incentive stock option to an eligible employee owning more than 10% of the Company's outstanding securities, no more than five years. Payment for the shares purchased upon exercise of an option may be in cash, or with the Plan Administrator's consent, in shares of the Company's Common Stock. The Plan provides that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                  (b) Terms of Stock Appreciation Rights. The Plan Administrator may grant SARs either alone or in conjunction with all or part of an option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive from the Company in exchange therefor an amount equal to the value of the excess of the fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or, in the case of a SAR granted in connection with an option, the excess of the fair market value of one share of Common Stock over the option price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Plan Administrator.

           A SAR is exercisable only at the time or times established by the Plan Administrator. If a SAR is granted in connection with an option, the following rules also apply: (1) the SAR is exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (3) upon exercise of the option, the related SAR or portion thereof terminates.

                  (c) Terms of Restricted Stock and Stock Bonuses. The purchase price of restricted shares of Common Stock offered for sale under the Plan, the vesting schedule and all other terms, conditions and restrictions of the issuance of restricted stock will be determined by the Plan Administrator, in its discretion, subject to the terms of the Plan. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued. The restricted stock may be issued for such consideration (including promissory notes and services) as determined by the Plan Administrator.

           Upon sale and issuance of restricted stock or stock bonuses to an officer, key employee or other person providing significant services to the Company, the Company will issue certificates evidencing the stock but will retain possession of the certificates until the shares have vested, at which time the certificates representing the vested shares will be delivered to the issuee. In the event the restricted stock is paid for by delivery of a promissory note, however, all restricted stock generally will be required to be pledged to the Company until the promissory note relating thereto is paid in full.

           A person who receives restricted stock or a stock bonus will be entitled to vote the stock and to receive any dividends or other distributions declared with respect to the stock so long as he remains in the employ of or continues to provide services to the Company; provided, however, that all dividends or other distributions paid by the Company with respect to such shares of stock shall be retained by the Company until the shares of Common Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts will be paid to the recipient.


                  (d)    All Grants

                          (i)   Termination  of  Employment.   If  the  holder's
employment terminates for any reason other than death, disability or retirement, options and SARs under the Plan may be exercised no later than 30 days after such termination and may be exercised only to the extent the option or SAR was exercisable as of the date of such termination. If the holder's employment terminates because of the retirement or disability of the holder, then options and SARs under the Plan may be exercised no later than three months after such termination and may be exercised only to the extent the options or SARs were exercisable at the date of such retirement or disability. If a holder's employment terminates, any non-vested portions of restricted stock awards or stock bonuses will be repurchased by the Company at a price equal to the purchase price paid therefor, subject to any applicable restrictions on the repurchase of shares by the Company.

                          (ii)  Death of  Holder.  If a holder  should die while
employed by the Company, options and SARs may be exercised at any time within twelve months after death, but only to the extent the options and SARs would have been exercisable on the date of death.

                          (iii)  Non-Transferability of Awards. Options and SARs
are non-transferable by the holder other than by will or the laws of descent and distribution, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Internal Revenue Code of 1986 or Title I of the Employee Retirement Income Security Act, and is exercisable during the holder's lifetime only by such holder, or, in the event of death, by the holder's estate or by a person who acquires the right to exercise the option or SARs by bequest or inheritance.

           Federal Income Tax Aspects. The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on January 1, 1997. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

                   (a) Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified stock option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

                  (b) Incentive Stock Options. In general, no income will be recognized by an optionee upon the grant or exercise of an incentive stock option (although the difference between the value of the shares and the exercise price is added to the tax base of the alternative minimum tax). If shares of Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the issuance of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

           If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

                   (c) Stock Appreciation Rights. There are no federal tax consequences to the recipient of a SAR upon its grant. A holder exercising SARs will generally recognize compensation income in an amount equal to the amount of cash and/or the then fair market value of the shares of Common Stock received upon exercise of the SAR in the tax year in which payment is made in respect of the SAR and the Company will normally be entitled to a tax deduction for an equivalent amount for the same year.

                  (d) Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses generally will not be taxable to the recipient until they have vested (i.e., the date when they are no longer subject to repurchase by the Company or, if the recipient is potentially subject to liability under Section 16(b) of the Exchange Act, when a sale would not subject the shareholder to liability under Section 16(b), whichever is later). The tax will be imposed at ordinary income rates on the difference between the fair market value of the restricted stock on the date of vesting and its issue price. Alternatively, the recipient may elect under Section 83(b) of the Code to be taxed in the year he received the restricted stock. If the recipient makes the Section 83(b) election, he will be taxed at ordinary income rates on the difference between the fair market value of the restricted stock on the date issued and its issue price, and no additional tax will be imposed when the restricted stock vests. The Section 83(b) election is irrevocable and must be made within 30 days of the issuance of the restricted stock. Any subsequent increase or decrease in the fair market value of the restricted stock will be taxed as a capital gain or loss when the restricted stock is sold. In the event that a recipient of restricted stock terminates employment during any vesting or other restriction period and forfeits his shares, no deduction may be claimed for the income recognized by reason of the Section 83(b) election. The Company generally will be entitled to a deduction in the amount of the ordinary income reportable by the recipient for the year in which it is reportable.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

           Based solely on a review of copies of reports filed with the SEC and submitted to the Company since January 1, 1996 and on written representations by certain directors and executive officers of the Company, the Company believes that, with the exceptions described below, all of the Company's directors and executive officers filed all required reports on a timely basis during the past fiscal year. Mr. Snow reported on Form 5 two open market sales for which he failed to file Forms 4. Mr. Todd filed an amendment to his Form 5 to reflect the inadvertent omission of an open market purchase of shares held in trust for one of his children. Mr. Malugen filed a late Form 5 to report fourteen open market transactions by a relative consisting of an aggregate of 3,600 shares purchased and 700 shares sold during 1994 and 1995. Mr. Parrish filed a Form 5 to correct the omission from his Form 3 of five open market purchases of a total of 1,948 shares which occurred in 1994.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

           Stockholders are advised that any stockholder proposal, including nominations to the Board of Directors, intended for consideration at the 1998 Annual Meeting must be received by the Company no later than January 9, 1998 to be included in the proxy material for the 1998 Annual Meeting. It is recommended that stockholders submitting proposals direct them to the Company, c/o S. Page Todd, Secretary of the Company, and utilize certified mail, return-receipt requested in order to ensure timely delivery.

                                  OTHER MATTERS

           The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

           THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                 By Order of the Board of Directors


                                 /s/ J. T. Malugen
                                 Joe Thomas Malugen
                                 Chairman of the Board

May 14, 1997

                               MOVIE GALLERY, INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned stockholder of Common Stock of MOVIE GALLERY, INC. (the "Company") hereby appoints JOE THOMAS MALUGEN, H. HARRISON PARRISH and WILLIAM B. SNOW, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitutions, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Ritz-Carlton--Buckhead, 3434 Peachtree Road, NE, Atlanta, Georgia 30326 on Friday, June 13, 1997 at 10:00 a.m. (Eastern Time), and at any adjournments thereof, and to vote all shares of Common Stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof, and in their discretion upon such other business as may properly come before the meeting.

           The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the notice of Annual Meeting of Stockholders to be held June 13, 1997, the Proxy Statement and the Annual Report to Stockholders for the fiscal year ended January 5, 1997 furnished herewith.


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, AND WILL BE VOTED IN FAVOR OF ANY MATTERS AS TO WHICH NO INSTRUCTIONS ARE INDICATED. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


1.   Election of Directors.

           Nominees standing for election:  Malugen,  Parrish,  Snow,  Sigoloff,
                                            Smith and Troy

          FOR              ABSTAIN          ___________________________________
                                            For all nominees except as noted
                                            above.



2. Proposal to amend the Company's 1994 Stock Plan, as amended, to increase from 1,750,000 to 2,250,000 the number of shares available for grant.

          FOR           AGAINST                  ABSTAIN




          MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.




                                 Signature:

                                 Date:

                                 Signature:

                                 Date:

                               MOVIE GALLERY, INC.
                           1994 STOCK PLAN, AS AMENDED

          1. Purpose. The purpose of the Movie Gallery, Inc.'s 1994 Stock Plan (the "Plan"), is to provide an incentive to officers, directors and employees of Movie Gallery, Inc. and its subsidiaries (collectively, the "Company") and to other persons providing significant services to the Company to remain in the employ of the Company or provide services to the Company and contribute to its success.

         As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

          2. Administration. The Plan shall be administered by either (i) a Plan Committee established by the Board of Directors of the Company (the "Board") comprised of two or more "Non-Employee Directors" of the Board as defined in Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended or (ii) during such times as no Plan Committee is appointed by the Board, the full
Board. The Board may appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. As used herein, the term "Administrator" shall mean the Plan Committee or, if no Plan Committee is then appointed, the full Board. The Administrator shall determine the meaning and application of the provisions of the Plan and all option and stock appreciation right agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Administrator shall have the sole authority to determine:

          The persons to whom awards shall be made;

          The amount of the awards;

          The price to be paid for the Stock (defined below) upon the exercise of each option;

          The period within which each option or stock appreciation right shall be exercised and, with the consent of the holder, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

          The other terms and conditions of the awards.

          3. Eligibility. Officers, directors and employees of the Company and persons providing significant services to the Company shall be eligible to receive awards under the Plan.

          4. Stock Subject to Plan. There shall be reserved for issuance under the Plan 1,750,000 shares of Common Stock of the Company ("Stock") or the number of shares of Stock, which, in accordance with the provisions of Section 13 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option or stock appreciation right granted under the Plan shall expire or terminate for any reason without having been exercised in full, shares subject to the unexercised portion thereof shall again be available for the purposes of the Plan.

          5. Types of Awards. The Administrator may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant incentive stock options, as defined in Section 422 of the Code, as provided in
Section 6(a) hereof; (ii) grant options other than incentive stock options as provided in Section 6(b) hereof; (iii) award stock bonuses as provided in
Section 7 hereof;  (iv) sell  shares  subject to  restrictions  as  provided  in
Section  8(b)  hereof;  and (v) grant stock  appreciation  rights as provided in
Section 9 hereof. At the discretion of the Administrator, an individual may be given an election to surrender an award in exchange for the grant of a new award.

          6. Options.

            (a) Incentive Stock Options. It is intended that options granted pursuant to this Section 6(a) qualify as incentive stock options as defined in
Section 422 of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:

                    (1) Option Price. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than 100% of the fair market value of the shares on the date the option is granted, or not less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan the term "date the option is granted" means the date on which the Administrator authorizes the grant of an option hereunder or any later date specified by the Administrator. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of Stock sold on the New York, American Stock Exchange or the NASDAQ National Market System on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or (ii) if the Stock is not listed on either of those exchanges on the date the option is granted, the mean between the "bid" and "asked" prices of the Stock in the National Over-The-Counter Market on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Administrator to be fair market value, based upon such evidence as it may deem necessary or desirable.

                    (2) Period of Option and Exercise. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

                    (3) Payment for Stock. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Administrator may provide that the option price be payable, at the election of the holder of the option and with the consent of the Administrator, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                    (4) Limitation on Amount Becoming Exercisable In Any One Calendar Year. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate fair market value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

            (b) Nonqualified Stock Options. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of the Company and to persons who provide substantial services to the Company. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:

                    (1) Option Price. The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Administrator authorizes the grant of an option hereunder or any later date specified by the Administrator. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Administrator, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

                    (2) Period of Option and Exercise. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                    (3) Payment for Stock. The option exercise price for Stock purchased under an option shall be paid in full at the time of purchase. The Administrator may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Administrator, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

          7. Stock Bonuses. The Administrator may award Stock under the Plan as stock bonuses. Stock awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability and forfeiture of the shares of Stock awarded, together with such other restrictions as may be determined by the Administrator. If shares of Stock are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Administrator may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares awarded shall bear any legends required by the Administrator. Upon the issuance of a stock bonus, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

          8. Restricted Stock. The Administrator may issue Stock under the Plan for such consideration (including promissory notes and services) as determined by the Administrator. Stock issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares of Stock are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares of Stock shall bear any legends required by the Administrator. Upon the issuance of restricted stock, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

       9. Stock Appreciation Rights.

            (a) Grant. Stock appreciation rights may be granted under the Plan by the Administrator, subject to such rules, terms, and conditions as the Administrator prescribes.

          (b) Exercise.

                    (1) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal to the value of the excess of the fair market value on the date of exercise of one share of Stock over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Stock over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Stock valued at fair market value, in cash, or partly in Stock and partly in cash, all as determined by the Administrator.

                    (2) A stock appreciation right shall be exercisable only at the time or times established by the Administrator. If a stock appreciation right is granted in connection with an option, the following rules shall apply:
(1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

                    (3) The Administrator may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

                    (4) For purposes of this Section 9, the fair market value of the Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in Section 5(a)(1).

                    (5) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Administrator shall determine, the number of shares may be rounded downward to the next whole share.

                    (6) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Stock reserved for issuance under the Plan.

          10. Nontransferability. Except as otherwise determined by the Administrator, the options and stock appreciation rights granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or county of the holder's domicile at the time of death, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Code or Title I of the Employee Retirement Income Security Act, and shall be exercisable during the holder's lifetime only by him (or, except with respect to incentive stock options, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

          11. Termination of Employment or Other Relationship. Upon termination of the holder's employment or other relationship with the Company, his rights to exercise options or stock appreciation rights, as the case may be, then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option or stock appreciation right, as the case may be):

            (a) Death or Disability. Upon the death of a holder of an option or stock appreciation right, any option or stock appreciation right which he holds may be exercised (to the extent exercisable at his death), unless it otherwise expires, within such period after the date of his death (not to exceed twelve
(12) months) as the Administrator shall prescribe in his option or stock appreciation right agreement, by the employee's representative or by the person entitled thereto under his will or the laws of intestate succession. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of an employee, any option or stock appreciation right which he holds may be exercised (to the extent exercisable as of the date of disability), unless it otherwise expires, within such period after the date of his disability (not to exceed twelve (12) months) as the Administrator shall prescribe in his option or stock appreciation right agreement.

            (b) Retirement. Upon the retirement of an officer, director or employee or the cessation of services provided by a nonemployee (either pursuant to a Company retirement plan, if any, or pursuant to the approval of the Administrator), an option or stock appreciation right may be exercised (to the extent exercisable at the date of such termination or cessation) by him within such period after the date of his retirement or cessation of services (not to exceed three (3) months) as the Administrator shall prescribe in his option or stock appreciation right agreement.

            (c) Other Termination. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in (a) and (b), above, any option or stock appreciation right which he holds shall terminate at (i) the earlier of 30 days after the date (A) his employment terminates, or (B) he ceases providing services to the Company or the date he receives written notice that his employment or rendering of services is or will be terminated, or (ii) such later date as determined by the Administrator not to exceed the maximum period under Section 11(b) hereof with respect to incentive stock options. The foregoing shall not extend any option or stock appreciation right beyond the term specified therein and such option or stock appreciation right shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services.

            (d) Administrator Discretion. The Administrator may in its sole discretion accelerate the exercisability of any or all options or stock appreciation rights upon termination of employment or cessation of services.

            12. Discretionary Acceleration on Merger or Sale of the Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, an option or stock appreciation right granted under the Plan will, in the discretion of the Administrator, if so authorized by the Board of Directors and conditioned upon consummation of such disposition of assets or stock, become immediately exercisable in full during the period commencing as of the date of the execution of such agreement and ending as of the earlier of the stated termination date of the option or stock appreciation right or the date on which the disposition of assets or stock contemplated by the agreement is consummated.

      13. Adjustment of Shares; Termination of Options.

            (a) Adjustment of Shares. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Administrator), an appropriate adjustment shall be made by the Administrator in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares and in the number of and exercise price for stock appreciation rights. The determination of the Administrator as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Administrator. The Administrator shall give prompt notice to all holders of options and stock appreciation rights of any adjustment pursuant to this Section.

            (b) Termination of Options and Stock Appreciation Rights on Merger; Sale or Liquidation of Company. Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Administrator) or in the event of the liquidation or dissolution of the Company, all options and stock appreciation rights granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and stock appreciation rights by the continuing or surviving corporation.

          14. Securities Law Requirements. The Company's obligation to issue shares of its Stock upon exercise of an option or stock appreciation right, upon the grant of Stock bonuses, or upon the issuance of restricted Stock is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee or the recipient, as the case may be (or his legal representative, heir or legatee, as the case may be), in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

          15. Tax Withholding. As a condition to exercise of an option or stock appreciation right or otherwise, the award of a Stock bonus or shares of restricted Stock, the Company may require the holder to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option or stock appreciation right granted hereunder. At the discretion of the Administrator and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the holder upon the exercise of an option or stock appreciation right.

          16. Amendment. The Board of Directors may amend the Plan at any time, except that without shareholder approval:

            (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 13(a) hereof;

            (b) The option price per share of Stock subject to incentive options may not be fixed at less than 100% of the fair market value of a share of Stock on the date the option is granted;

            (c) The maximum period of ten (10) years during which the options and stock appreciation rights may be exercised may not be extended;

            (d) The class of persons eligible to receive awards under the Plan as set forth in Section 3 shall not be changed; and

            (e) This Section 16 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

          17. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options and stock appreciation rights may be granted but not exercised prior to shareholder approval of the Plan. If any awards are made and shareholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board of Directors, such award shall terminate retroactively as of the date they were made.

          18. Termination. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its adoption by the Board of Directors or earlier by resolution of the Board of Directors or upon consummation of the disposition of capital stock or assets of the Company, as described in Sections 12 and 13(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option or stock appreciation right agreement outstanding at the date of such termination.

          19. Stock Option, Stock Appreciation Rights and Purchase Agreements. Each option and stock appreciation right granted and each Stock bonus or restricted Stock award under the Plan shall be evidenced by a written agreement ("Agreement") executed by the Company and accepted by the holder, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) if applicable, shall indicate whether such option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, such Agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) if applicable, shall indicate whether the stock appreciation right is granted in connection with an option,
(iv) may contain the agreement of the holder to remain in the employ of, and/or to render services to, the Company for a period of time to be determined by the Administrator, and (iv) may contain such other terms and conditions as the Administrator deems desirable and which are not inconsistent with the Plan.

          20. No Right to Employment. Nothing in this Plan or in any award granted hereunder shall confer upon any recipient any right to continue in the employ of the Company or to continue to perform services for the Company, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.